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                                 FIRST AMENDMENT
                                     TO THE
                         AVANT IMMUNOTHERAPEUTICS, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN

     This First Amendment to the AVANT Immunotherapeutics, Inc. 1999 Stock Option and Incentive Plan (the "Plan") shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.

1. STOCK ISSUABLE UNDER THE PLAN. The Plan is hereby amended by increasing the maximum number of shares of Common Stock, par value $.001 per share, of AVANT Immunotherapeutics, Inc. reserved and available for issuance under the Plan by 1,500,000 shares, from 2,000,000 shares to 3,500,000 shares.

2. STATUS OF PLAN. Except as specifically amended hereby, the Plan shall continue in full force and effect. From and after the date hereof, all references in any agreements covering awards granted under the Plan shall be deemed to be references to the Plan as hereby amended.

                                                  AVANT IMMUNOTHERAPEUTICS, INC.

                                                  BY: /s/ Una S. Ryan
                                                     ---------------------------